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                                                              EXHIBIT 99.01


                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1992-1


                         [Exhibit Begins on Next Page]
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First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000

                                                                       FIRST USA


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK



                ------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1992-1
                ------------------------------------------------

                Monthly Period:                          05/01/96  to
                                                         05/31/96
                Distribution Date:                       06/17/96
                Transfer Date:                           06/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of September 1, 1992 (the "Series 1992-1 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1992-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1. The total amount of the distribution to Certificateholders per $1,000 original certificate principal amount

                                          Class A                 $85.13888994
                                          Class B                  $4.83333333



    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                          Class A                  $1.80555552
                                          Class B                  $4.83333333
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MONTHLY CERTIFICATEHOLDERS' STATEMENT              Series 1992-1
Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                          Class A                 $83.33333442
                                          Class B                  $0.00000000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Collection of Principal Receivables.
         ------------------------------------

         The aggregate amount of Collections of Principal
         Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                          Class A               $32,975,832.28
                                          Class B                $4,503,755.98
                                                          --------------------
                                          Total                 $37,479,588.26
                                                          ====================

     2.  Collection of Finance Charge Receivables.
         -----------------------------------------

         The aggregate amount of Collections of Finance Charge
         Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                          Class A                $1,894,849.31
                                          Class B                  $620,132.51
                                                          --------------------
                                          Total                  $2,514,981.82
                                                          ====================

     3.  Principal Receivables / Investor Percentages
         --------------------------------------------

     (a) The aggregate amount of Principal Receivables
         in the Trust as of the last day of the
         Collection Period                                  $15,687,000,634.22



     (b) Invested Amount as of the last day
         of the Collection Period

                                          Class A              $102,666,664.00
                                          Class B                42,000,000.00
                                                          --------------------
                                          Total                $144,666,664.00
                                                          ====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT             Series 1992-1
Page 3

     (c) The Floating Allocation Percentage: The Invested
         Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal
         Receivables set forth in paragraph 3(a) above

                                          Class A                       0.654%
                                          Class B                       0.268%
                                                          --------------------
                                          Total                         0.922%


     (d) During the Amortization Period: The Invested
         Amount as of September 30, 1995 (the last day of the Revolving Period)

                                          Class A              $308,000,000.00
                                          Class B                42,000,000.00
                                                           -------------------
                                          Total                $350,000,000.00

     (c) The Fixed/Floating Allocation Percentage: The Invested
         Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
         Receivables set forth in paragraph 3(a) above

                                          Class A                       1.963%
                                          Class B                       0.268%
                                                          --------------------
                                          Total                         2.231%


4.   Delinquent Balances.

     The aggregate amount of outstanding balances in the         Aggregate
     Accounts which were delinquent as of the end of the          Account
     day on the last day of the Collection Period                 Balance
                                                           -------------------
     (a)   35 - 64 days                                         245,668,918.87
     (b)   65 - 94 days                                         145,049,769.47
     (c)   95 - 124 days                                        119,397,715.86
     (d)   125 - 154 days                                        94,582,145.20
     (e)   155 or more days                                     141,943,428.89
                                                           -------------------
                                            Total              $746,641,978.29
                                                           ===================

     5.  Monthly Investor Default Amount.
         --------------------------------

     (a) The aggregate amount of all defaulted Principal
         Receivables written off as uncollectible during the Collection Period allocable to the Invested Amount
         (the "Monthly Investor Default Amount")

                                          Class A                  $545,707.04
                                          Class B                   178,595.03
                                                           -------------------
                                          Total                    $724,302.07
                                                           ===================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT             Series 1992-1
Page 4

     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a) The aggregate amount of Class A and Class B Investor
             Charge-Offs during the Collection Period

                                           Class A                        $0.00
                                           Class B                         0.00
                                                            -------------------
                                           Total                          $0.00
                                                            ===================

         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                           Class A                        $0.00
                                           Class B                         0.00
                                                            -------------------
                                           Total                          $0.00
                                                            ===================

         (c) The aggregate amount of Class A and Class B Investor
             Charge-Offs reimbursed during the Collection Period

                                           Class A                        $0.00
                                           Class B                         0.00
                                                            -------------------
                                           Total                          $0.00
                                                            ===================

         (d) The amounts set forth in paragraph 6(c) above, per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                           Class A                        $0.00
                                           Class B                         0.00
                                                            -------------------
                                           Total                          $0.00
                                                            ===================

     7.  Investor Servicing Fee.
         -----------------------

         The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Collection Period

                                           Class A                  $213,888.89
                                           Class B                    70,000.00
                                                            -------------------
                                           Total                    $283,888.89

     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated Principal Collections applied
         in respect of Interest Shortfalls, Servicer Fees or Class A
         Investor Default Amounts for the prior month.                    $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT             Series 1992-1
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     9.  Withdrawals from Cash Collateral Account
         ----------------------------------------

         The amount to be withdrawn from Cash Collateral Account
         on the related Distribution date.                                 $0.00


     10.  Cash Collateral Amount.
          -----------------------

          The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                           Total                  $24,500,000.00


          The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                           Total                  $24,500,000.00


     11.  Funds on Deposit in Cash Collateral Account
          -------------------------------------------

          The aggregate amount of funds on deposit in the Cash
          Collateral Account pursuant to Section 2.11(a)(vii) of the
          Amended Loan Agreement on such Distribution Date         $3,500,000.00


     12.  Series 1992-1 Guaranty Amount
          -----------------------------

          (a) The Available Series 1992-1 Guaranty Amount
              on such Distribution Date                           $10,500,000.00

          (b) The Required Series 1992-1 Guaranty Amount
              on such Distribution Date                           $10,500,000.00


     13.  The Available Series 1992-1 Loan Amount
          ---------------------------------------

          The Available Series 1992-1 Loan Amount
          on such Distribution Date                               $10,500,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT             Series 1992-1
Page 6

     14.  The Pool Factor.
          ----------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest (taking into account the reduction in the Invested Amount to take place on the related Distribution Date for the Series 1992-1 Certificates) on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor.

                                           Class A                   0.33333332
                                           Class B                   1.00000000
                                                                 --------------
                                           Total (weighted avg.)     0.41333333

     15.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period             12.62%


     16.  The Base Rate
          -------------

          The Base Rate for the related Monthly period                    7.35%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                     FIRST USA BANK
                                     as Servicer


                                     By:  /s/ Steven L. McDonald
                                        -----------------------------------
                                         Steven L. McDonald
                                         Senior Vice President